Tonix Pharmaceuticals Form 8-K

Exhibit 10.01

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS PRIVATE OR CONFIDENTIAL. THE OMISSIONS HAVE BEEN INDICATED BY “[***].”

JGB Collateral LLC

246 Post Road East, 2nd Floor

Westport, CT 06880

February 3, 2025

TONIX PHARMACEUTICALS HOLDING CORP.

26 Main Street

Suite 101

Chatham, NJ 07928

Attention: Seth Lederman, Jessica Morris and Bradley Saenger

Email: Seth.lederman@tonixpharma.com; Jessica.moris@tonixpharma.com and Bradley.Saenger@tonixpharma.com

Ladies and Gentlemen:

Reference is made to the LOAN AND GUARANTY AGREEMENT, dated as of December 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among krele llc, a Delaware limited liability company, as borrowers representative (“Borrowers Representative”), TONIX R&D CENTER, LLC, a Delaware limited liability company (“TR&D” and together with Borrowers Representative, the “Borrowers”), TONIX PHARMACEUTICALS HOLDING CORP., a Nevada corporation, as parent, the entities party thereto as guarantors, the entities party thereto as lenders from time to time (each, a “Lender” and collectively, the “Lenders”) and JGB COLLATERAL LLC, as administrative agent and collateral agent. Capitalized terms used herein shall have the respective meanings given such terms in the Loan Agreement.

(1)                This letter agreement confirms that, as of February 3, 2025, the total outstanding amount due and owing under the Loan Documents is $8,650,000.00 (the “Payoff Amount”), plus $21,884.50 for the Collateral Monitoring Charge (the “Monitoring Charge”), plus $92,266.67 for accrued and unpaid interest, plus $1,000,000.00 for the Prepayment Premium, plus $10,000.00 in legal fees (the “Legal Fees”) minus an amount held in the JGB Account equal to $192,701.27 which has been withheld by JGB Agent and applied to the foregoing amounts for the benefit of the Borrowers (collectively, the “Combined Payoff Amount”). The Lenders hereby instruct the Borrowers to pay or cause to be paid by wire transfer of immediately available funds the balance of the Combined Payoff Amount minus the amount held in the JGB Account in the following amounts:

JGB (Cayman) Cornish Rock Ltd.

Amount: $2,297,147.98

[***]

ABA: [***]

Account No.: [***]

Account Name: JGB (Cayman) Cornish Rock Ltd.

JGB Partners, LP

Amount: $6,317,156.93

[***]

ABA: [***]

Account No.: [***]

Account Name: JGB Partners, LP

JGB Capital, LP

Amount: $957,144.99

[***]

ABA: [***]

Account No.: [***]

Account Name: JGB Capital, LP

[***]

Amount $10,000

[***]

ABA No.: [***]

Account No.: [***]

Account Name: [***]

Reference: [***]

(2)                Each Lender hereby confirms that payment in full of the Combined Payoff Amount by not later than 4:00 p.m. (New York City time) on February 3, 2025, will not result in any prepayment penalty or other charge to the Borrowers and its affiliates, which is not already included in the Combined Payoff Amount. If the Combined Payoff Amount is not received by February 10, 2025, this letter agreement shall be deemed to be rescinded and of no further force and effect.

(3)                If the Combined Payoff Amount is received after 4:00 p.m. (New York City time) on February 3, 2025, a per diem combined interest and Monitoring Charge of $3,546.50 (consisting of $354.65 for JGB Capital LP, $2,340.69 for JGB Partners LP, and $851.16 for JGB (Cayman) Cornish Rock Ltd.) shall be added to the Combined Payoff Amount for each day until the full amount owed is received.

(4)                Upon JGB Agent’s and each Lender’s receipt of its portion of the Combined Payoff Amount and of an executed copy of this letter agreement from the Loan Parties, in each case, by February 10, 2025, (i) JGB Agent and the Lenders confirm that all indebtedness (including any Indebtedness) of the Borrowers and the other Loan Parties to JGB Agent and the Lenders under the Loan Agreement or any other Loan Document shall be fully paid and discharged and no further indebtedness or other obligations (including any Indebtedness) will be owed by the Loan Parties to the Lenders or JGB Agent under the Loan Agreement and the other Loan Documents and the Lenders and JGB Agent will be deemed to have (A) automatically and irrevocably fully and finally released and discharged the Loan Parties from all Obligations under the Loan Agreement, the Account Pledge Agreement, the Mortgages and the other Loan Documents and all guarantees, security documents and other documents delivered pursuant to or in connection with the Loan Agreement, the Account Pledge Agreement, the Mortgages, the other Loan Documents or otherwise in connection therewith (collectively, the “Documents”), (B) automatically and irrevocably released and discharged in full every one of the guarantees, hypothecs, security interests and other liens granted under the Documents as security for the Obligations (the “Security”), (C) automatically and irrevocably terminated the Security such that the Security shall cease to be of any force or effect whatsoever and (D) automatically and irrevocably authorize the Loan Parties or their respective designees to proceed with the discharge and termination of all registrations and filings made in all relevant jurisdictions with respect to the Security, including, without limitation, those (i) registrations set forth in Schedule A hereto and (ii) those Uniform Commercial Code termination statements attached hereto as Schedule B, and sign and deliver all such documents as may be required in connection therewith, including the secured party termination notice attached hereto as Schedule C in respect of the Account Control Agreement; (ii) JGB Agent will promptly record a release of (x) the Deed of Trust, Security Agreement, Assignment of Leases and Fixture Filing dated December 8, 2023 and recorded with the Frederick County Circuit Court, MD, Liber 16701, folio 177 on December 14, 2023, in the form attached hereto as Schedule D, and (y) the Mortgage, Security Agreement, Assignment of Leases and Fixture Filing dated December 8, 2023 and recorded with the Bristol County South Registry of Deeds, MA, Book 14866, page 99 on December 12, 2023, in the form attached hereto as Schedule E; and shall thereafter provide Borrowers with written evidence of such recordations; (iii) JGB Agent will promptly return to the applicable Loan Parties all possessory collateral and (iv) the Documents shall automatically and irrevocably be released, terminated and discharged such that the Documents and all underlying Obligations shall cease to be of any force and effect whatsoever, except for provisions thereof that expressly survive repayment of the Obligations. JGB Agent and each Lender further covenants and agrees to take such other actions, at the expense of the Loan Parties, as shall be reasonably requested by the Borrowers to further evidence the total releases, terminations and discharges set forth herein.

(5)                The Borrowers hereby confirm that, upon JGB Agent’s and each Lender’s receipt of its portion of the Combined Payoff Amount and of an executed copy of this letter agreement from the Loan Parties, any obligations of the Lenders to make loans or otherwise provide extensions of credit under the Loan Documents are terminated and the Lenders do not have any further obligation to make loans or other financial accommodations to the Borrowers.

(6)                The Loan Parties acknowledge that the amounts referred to in Section 1 above are enforceable obligations of the Loan Parties, due and owing pursuant to the provisions of the Loan Documents and this letter agreement and confirms their agreement to the terms and provisions of this letter agreement by returning to JGB Agent and the Lenders a signed counterpart of this letter agreement. This letter agreement may be executed in several counterparts (and by each party on a separate counterpart), each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement. Upon the execution and delivery of this letter agreement by the Loan Parties, JGB Agent and the Lenders, this letter agreement shall take effect as a binding agreement.

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(7)                EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER, IN EACH CASE RELATED TO THE LOAN DOCUMENTS, THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM EACH LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, OR ATTORNEYS (COLLECTIVELY, “THE LENDER GROUP”). EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDERS AND EACH MEMBER OF THE LENDER GROUP FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, THAT SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE LENDERS OR ANY MEMBER OF THE LENDER GROUP, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND IN EACH CASE ARISING FROM THE LIABILITIES UNDER THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS (OTHER THAN THIS LETTER AGREEMENT), AND NEGOTIATION FOR AND EXECUTION OF THIS LETTER AGREEMENT. EACH LOAN PARTY HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST THE LENDERS OR ANY MEMBER OF THE LENDER GROUP ARISING OUT OF OR RELATED TO ANY OF SUCH PERSON’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF EACH LOAN PARTY TO THE LENDERS UNDER THE LOAN DOCUMENTS, WHICH OBLIGATIONS WERE EVIDENCED BY THE LOAN DOCUMENTS.

(8)                THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE GOVERNING LAW SET FORTH IN THE LOAN AGREEMENT.

(9)    Delivery of a signature page of this letter agreement by electronic means including by email delivery of a “.pdf” format data file shall be as effective as delivery of an original executed counterpart of this letter agreement.

(10) This letter agreement is the entire agreement between the parties with respect to the subject matter of this letter agreement. There are no other agreements or understandings, written or oral, express or implied. JGB Agent, the Lenders and the Loan Parties agree, at the expense of the Loan Parties, to execute such other documents as the other may reasonably request in order to accomplish the matters referred to in this letter agreement.

[signature pages follow]

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Very truly yours,

jgb collateral llc

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

JGB CAPITAL, LP

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

JGB PARTNERS, LP

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

JGB (Cayman) cornish rock Ltd.

By:	/s/ Brett Cohen
Name:	Brett Cohen
Title:	President

[JGB- Tonix- Payoff Letter Signature Page]

Accepted and Agreed to by the undersigned

as of the date first set forth above:

BORROWERS:

KRELE LLC

By:	/s/ Seth Lederman
Name:	Seth Lederman
Title:	Manager

TONIX R&D CENTER, LLC

By:	/s/ Seth Lederman
Name:	Seth Lederman
Title:	CEO

[JGB- Tonix- Payoff Letter Signature Page]

GUARANTORS:

TONIX PHARMACEUTICALS HOLDING CORP.

By:	/s/ Seth Lederman
Name:	Seth Lederman
Title:	CEO

TONIX PHARMACEUTICALS, INC.

By:	/s/ Seth Lederman
Name:	Seth Lederman
Title:	CEO

JENNER INSTITUTE, LLC

By:	/s/ Seth Lederman
Name:	Seth Lederman
Title:	CEO

[JGB- Tonix- Payoff Letter Signature Page]

SCHEDULE A

SECURITY REGISTRATIONS

[***]

SCHEDULE B

UNIFORM COMMERCIAL CODE FINANCING STATEMENT TERMINATIONS

[***]

SCHEDULE C

SECURED PARTY TERMINATION NOTICE

[***]

SCHEDULE D

MARYLAND DEED OF TRUST RELEASE

[***]

SCHEDULE E

MASSACHUSETTS MORTGAGE RELEASE

[***]